UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

SENTINEL GROUP FUNDS, INC. _________________________________________________
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment Of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Sentinel Group Funds, Inc.

Answering Machine Messages

Meeting Date: March, 2nd, 2015

Toll Free # 1-888-292-5668

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Sentinel Group Funds.   You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on March 2nd, 2015.

Your participation is very important. To vote over the telephone, call toll-free at 1-888-292-5668  and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm EST.  Voting takes just a few moments and will benefit all shareholders. You may also vote online or via touchtone telephone by following the instructions on your ballot.  Thank you for your prompt attention to this matter.

Sentinel Group Funds, Inc.

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: March, 2nd, 2015

Toll Free # 1-888-292-5668

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Sentinel Group Funds.  Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern time.  You may also vote online or via touchtone telephone by following the instructions on your ballot.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Sentinel Group Funds.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Sentinel Group Funds.  The Special Meetings of Shareholders   has been held and as a result, this toll free number is no longer in service for proxy related shareholder   calls.

If you have questions about your account, please contact your Financial Advisor or call Sentinel Group Funds directly at 800-282-3863. Thank you for investing with Sentinel Investments.

Sentinel Group Funds, Inc.

Inbound Script

Meeting Date: March, 2nd, 2015

Toll Free # 1-888-292-5668

Greeting:

Hello, thank you for calling the Sentinel Group Funds

proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________.   Are you calling regarding the upcoming Special shareholder meeting?

IF YES:

The Board of Directors recommends a vote “FOR” the proposals.

Would you like to vote along with the recommendations of your Board?  Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Sentinel Group Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received  and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-292-5668. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today?  (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Sentinel Group Funds directly at 1-800-282-3863.

IF Not sure how to vote, you may vote for the directors, for all except on the directors or withhold your vote on the directors.  You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the remaining proposals.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of  Sentinel Group Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received.  We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-292-5668. Thank you very much for your time and your vote.  We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1:

  Elect four Directors to the Board of Directors of the Corporation, each for an indefinite term and until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

1)      Mehran Assadi

2)      Thomas H. Brownell

3)      Gary Dunton

4)      John Pelletier

Proposal 2:  Update, standardize, and eliminate fundamental investment policies, including

(A-G) Updating and standardizing the following fundamental policies related to:

(2A)      Borrowing money

(2B)      Purchasing and selling real estate

(2C)      Underwriting securities of other issuers

(2D)      Making loans

(2E)       Concentrating investments in a single industry

(2F)       Issuing senior securities

(2G)      Purchasing and selling commodities or commodity contracts

(H-Q)      Eliminating outdated fundamental investment policies not required by law related to:

(2H)     Purchasing securities on margin

(2I)      Investing in oil, gas or other mineral exploration or development programs or leases

(2J)      Investing in warrants

(2K)     Investing for the purpose of exercising control or management

(2L)     Purchasing or selling securities, other than fund shares, from or to certain persons associated with the fund

(2M)    Making short sales of securities (not applicable to the Total Return Bond Fund)

(2N)     Investing more than 5% of assets in a single issuer (not applicable to the Georgia Municipal bond fund, the Government Securities fund, the Low Duration Bond Fund and the Total Return Bond Fund)

(2O)     Investing in illiquid securities

(2P)     Investing in restricted securities (not applicable to the Georgia Municipal Bond Fund, the Multi-Asset Income Fund, the Sustainable Core Opportunities Fund, the Sustainable Mid Cap Opportunities Fund and the Total Return Bond Fund)

(2Q)     Diversifying investments with respect to 75% of assets

(2R)    Changing investment objectives from fundamental investment policies to non-  fundamental investment policies

Proposal 3:

 Amend the advisory agreement between Sentinel Group Funds, Inc. and the Adviser to disaggregate the assets of the Government Securities and Low Duration Bond Funds for purposes of determining the advisory fee; and implement a new advisory fee schedule.  (For Shareholders of Low Duration Bond Fund and Government Securities Fund ONLY)

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your votes and we will be mailing you a written confirmation within 72 hours.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf of Sentinel Group Funds.

If you wish to make any changes you may contact us by calling 1-888-292-5668. Thank you very much for your participation and have a great day/evening.